SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:	Commission file number

July 16, 2003	1-5805

J.P. MORGAN CHASE & CO.

(Exact name of registrant as specified in its charter)

Delaware	13-2624428

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

270 Park Avenue, New York, NY	10017

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
Item 9. Regulation FD Disclosure (and Item 12. Results of Operations and Financial Condition)
SIGNATURE
EXHIBIT INDEX
ANALYST PRESENTATION SLIDES
PRESS RELEASE

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Analyst Presentation Slides – Second Quarter 2003 Financial Results
99.2	Press Release – 2003 Second Quarter Earnings Revision

Item 9. Regulation FD Disclosure

On July 16, 2003, J.P. Morgan Chase & Co. (“JPMorgan Chase” or the “Firm”) held an investor presentation to review 2003 second quarter earnings.

Exhibit 99.1 is a copy of slides furnished at, and posted on the Firm’s website in connection with, the presentation. The slides are being furnished pursuant to Item 9, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Firm under the Securities Act of 1933.

Item 9. Regulation FD Disclosure (and Item 12. Results of Operations and Financial Condition)

On July 16, 2003, J.P. Morgan Chase & Co. furnished to the Securities and Exchange Commission a Form 8-K containing its 2003 second quarter earnings release as Exhibit 99.1. The fourth bullet point on page 2 of Exhibit 99.1, under the heading “Investment Bank,” contained a typographical error. Accordingly, the fourth bullet point on page 2 has been revised and restated in its entirety on Exhibit 99.2.

The information included in this section and Exhibit 99.2 attached hereto are intended to be furnished under “Item 12. Results of Operations and Financial Condition” and is included under Item 9 in accordance with SEC Release No. 33-8216.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE & CO.

(Registrant)

By: /s/ Joseph L. Sclafani

Joseph L. Sclafani

Executive Vice President and Controller [Principal Accounting Officer]

Dated: July 18, 2003

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Analyst Presentation Slides – Second Quarter 2003 Financial Results
99.2	Press Release – 2003 Second Quarter Earnings Revision

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